EXHIBIT 10.54

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         KOLAR, INC.
                                                                       Mortgagor
         - with -

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         JPMORGAN CHASE BANK
                                                                       Mortgagee


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                         MORTGAGE MODIFICATION AGREEMENT
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                           Date:                     June 25, 2002
                           Section:
                           Block:
                           Lot:
                           County:                   Tompkins
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Record and Return to:

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                         MORTGAGE MODIFICATION AGREEMENT

         Agreement made by KOLAR, INC. a New York corporation having an office at 200A Executive Drive Edgewood, New York 11717 ("Mortgagor") for the benefit of JPMorgan Chase Bank, having an address at 395 North Service Road, Suite 302, Melville, New York 11747 ("Mortgagee").

                                    RECITALS

         A.       Mortgage

         (1) Mortgagee is the holder and owner of a Mortgage, Fixture Filing and Assignment of Leases and Rents (the "Mortgage"), dated October 9, 1997, made by Kolar, Inc., to JPMorgan Chase Bank (formerly The Chase Manhattan Bank and acting as the "Administrative Agent") under a Credit Agreement dated October 9, 1997 (the "Original Credit Agreement") by and among the Mortgagor and said Administrative Agent, CPI Aerostructures, Inc. and certain lenders described therein. The Mortgage encumbered the premises (the "Original Premises") described on Schedule A annexed thereto and secured certain Notes (collectively the "Credit Agreement Notes"), dated October 9, 1997, made by Mortgagor to JPMorgan Chase Bank (formerly The Chase Manhattan Bank) in the original principal sum of $10,375,000 (the lien of said Mortgage having been limited to $1,500,000);

         (2) The Mortgage was recorded in the office of the County Clerk of Tompkins County on October 9, 1997, in Book 1127, page 225;

         B. As of the date hereof, the Original Credit Agreement has been amended and restated (hereafter the "Amended and Restated Credit Agreement"), to provide that an additional $1,700,000 (described in the Amended and Restated Credit Agreement as the "Deficiency Debt") shall be added to the indebtedness secured by the Mortgage. Such indebtedness will be represented by an amended and restated note or notes designated in the Amended and Restated Credit Agreement as the "Replacement Term Note".

         C. As of the date hereof the aggregate principal amount remaining secured by the Mortgage prior to the execution of this Agreement was $1,206,962. The aggregate amount secured by the Mortgage, as amended hereby, shall remain $1,500,000. Accordingly, the additional amount secured by the Mortgage as amended hereby is $268,500.

         D. It is a condition to the execution of the Amended and Restated Credit Agreement by the Administrative Agent and the Lenders under the Original Credit Agreement that the Mortgagor under the Mortgage execute this Amendment; and it is intended that the Mortgage, as amended hereby, shall secure the Replacement Term Note.

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         NOW THEREFORE, in consideration of TEN DOLLARS ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

         1. All references in the Mortgage to the "Note" shall be deemed references to the Replacement Term Note.

         2. The Mortgage shall continue to secure all sums that are or may become due under the Note, as modified by the Note Modification Agreement.

         3. All references in the Mortgage to the "Credit Agreement" shall be deemed to refer to the Credit Agreement as amended and restated by the Amended and Restated Credit Agreement.

         4. Without limitation of the foregoing, all references in the Mortgage to the "Obligations" and "Security Documents" shall refers to such terms as defined in the Amended and Restated Credit Agreement; and all references to the "Indebtedness" secured by the Mortgage shall refer to the indebtedness represented by the Replacement Term Note; and all references to other capitalized, defined terms in the Mortgage shall be deemed to refer to those terms as defined in the Amended and Restated Credit Agreement.

         5. All of the terms and conditions of the Mortgage, as modified hereby, are hereby ratified and confirmed and shall continue in full force and effect.

                             Signature Page Follows


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         4. This Mortgage Modification Agreement shall be binding upon and inure to the benefit of Mortgagor and Mortgagee and their respective successors and assigns.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

KOLAR, INC.

By:      /s/ Edward J. Fred
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         Edward J. Fred
         Executive Vice President





STATE OF NEW YORK )
                  :ss:
COUNTY OF NEW YORK)

On the 25th day of June in the year 2002 before me, the undersigned, personally appeared Edward J. Fred, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/
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Signature and Office of individual
taking acknowledgment



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